IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Science and Technology
(formerly, Ivy VIP Science and Technology) (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus dated April 30, 2021

Effective April 8, 2022, the following replaces the information in the section entitled “Portfolio Summaries – Specialty Portfolios – Delaware Ivy VIP Science and Technology – Portfolio Managers”:

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Bradley J. Warden	Senior Vice President, Portfolio Manager	October 2016
Gus C. Zinn, CFA	Senior Vice President, Portfolio Manager	November 2021

Effective April 8, 2022, the following replaces the biographical information in the section entitled “The Management of the Portfolios – Portfolio Management – Delaware Ivy VIP Science and Technology”:

Bradley J. Warden and Gus C. Zinn are primarily responsible for the overall day-to-day management of Delaware Ivy VIP Science and Technology.

Bradley J. Warden Senior Vice President, Portfolio Manager
Bradley J. Warden is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2003 as an investment analyst and became an assistant portfolio manager for investment companies managed by IICO (or its affiliates) in 2014. He took on portfolio management responsibilities in 2016. He earned a bachelor's degree in business administration from Trinity University and an MBA in finance from the University of Texas at Austin.

Gus C. Zinn, CFA Senior Vice President, Portfolio Manager
Gus C. Zinn is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 1998 and had served as the portfolio manager for investment companies managed by IICO (or its affiliates) since 2006. He had served as assistant portfolio manager for funds managed by IICO since July 2003, in addition to his duties as a research analyst. He earned a bachelor’s degree and a master’s degree in finance from the University of Wisconsin-Madison.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2022.